UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

AMERICAN EXCEPTIONALISM ACQUISITION CORP. A

(Exact name of registrant as specified in its charter)

Commission file number: 001-42866

Cayman Islands	98-1871331
(State of incorporation)	(I.R.S. Employer Identification No.)

506 Santa Cruz Ave., Suite 300 Menlo Park, CA 94025	94025
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	AEXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2025, American Exceptionalism Acquisition Corp. A (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 Class A ordinary shares of the Company, par value $0.0001 per share (each, an “Ordinary Share”, and the Ordinary Shares sold in the IPO, the “Public Shares”), including the issuance of 4,500,000 Public Shares as a result of the underwriters’ exercise of their over-allotment option, at a price of $10.00 per Public Share, generating gross proceeds (before underwriting discounts and commissions and offering expenses) to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-289701):

•	An Underwriting Agreement, dated as of September 25, 2025, between the Company and Santander US Capital Markets LLC, attached hereto as Exhibit 1.1;

•

A Letter Agreement, dated as of September 25, 2025, among the Company, the Company’s sponsor, AEXA Sponsor LLC (the “Sponsor”), and the Company’s officers and directors, attached hereto as Exhibit 10.1;

•	An Investment Management Trust Agreement, dated as of September 25, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2;

•	A Registration Rights Agreement, dated as of September 25, 2025, among the Company, the Sponsor and certain other security holders named therein, attached hereto as Exhibit 10.3;

•	A Private Placement Shares Purchase Agreement, dated as of September 25, 2025, between the Company and the Sponsor, attached hereto as Exhibit 10.4; and

•	Indemnity Agreements, each dated September 25, 2025, between the Company and each of its officers and directors, substantially in the form attached hereto as Exhibit 10.5.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 175,000 Ordinary Shares (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share to the Sponsor, generating gross proceeds to the Company of $1,750,000. The Private Placement Shares are identical to the Ordinary Shares sold in the IPO except that so long as they are held by the Sponsor or its permitted transferees (1) they are not, subject to certain limited exceptions, transferable, assignable or salable until 30 days after the completion of the Company’s initial business combination and (2) the holders of the Private Placement Shares are entitled to certain registration rights. If the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 24 months from the closing of the IPO) (subject to certain extensions), the Private Placement Shares will expire worthless. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2025, in connection with the IPO, Jas Athwal and Kevin Conroy were appointed to the board of directors of the Company (the “Board”). Each of Mr. Athwal and Mr. Conroy were appointed to the audit committee, the compensation committee and the nominating and corporate governance committee of the Board, with Mr. Athwal serving as chairman of the audit committee and Mr. Conroy serving as chairman of each of the compensation committee and the nominating and corporate governance committee. In September 2025, the Sponsor transferred 150,000 Class B ordinary shares of the Company, par value $0.0001 per share, to each of Mr. Athwal and Mr. Conroy. The Company will reimburse Mr. Athwal and Mr. Conroy for reasonable out-of-pocket expenses incurred in connection with fulfilling their respective roles as a director. Other than the foregoing, neither of Mr. Athwal and Mr. Conroy is party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he party to any transactions involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Memorandum and Articles of Association.

On September 25, 2025, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $345,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Shares, was placed in a U.S.-based trust account (the “Trust Account”) at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association not for the purposes of approving, or in conjunction with the consummation of, an initial business combination (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Public Shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 24 months from the closing of the IPO) or (B) with respect to any other material provisions relating to the rights of holders of Ordinary Shares or pre-initial business combination activity; and (3) the redemption of the Public Shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 24 months from the closing of the IPO) or during any applicable extension period, subject to applicable law.

On September 25, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 25, 2025, between the Company and Santander US Capital Markets LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

10.1	Letter Agreement, dated as of September 25, 2025, among the Company, the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated as of September 25, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of September 25, 2025, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Shares Purchase Agreement, dated as of September 25, 2025, between the Company and the Sponsor.

10.5	Form of Indemnity Agreement, dated September 25, 2025, between the Company and each of its officers and directors.

99.1	Press Release, dated September 25, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXCEPTIONALISM ACQUISITION CORP. A

By:	/s/ Steven Trieu
Steven Trieu
Chief Executive Officer

Dated: September 29, 2025